Exhibit 31.1

Section 302 Certification

I, Joseph E. Bernstein, certify that:

1.  I have reviewed this quarterly report on Form 10-QSB of Catskill  Litigation Trust;

2.  Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.  Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Catskill  Litigation Trust as of, and for, the periods presented in this quarterly report;

4.  Catskill  Litigation Trust’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for Catskill  Litigation Trust and have:

a)  designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Catskill  Litigation Trust, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)  evaluated the effectiveness of Catskill  Litigation Trust’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

c)  disclosed in this quarterly report any change in Catskill  Litigation Trust’s internal control over financial reporting that occurred during Catskill  Litigation Trust’s most recent fiscal quarter (Catskill  Litigation Trust’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Catskill  Litigation Trust’s internal control over financial reporting.

5.  Catskill  Litigation Trust’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Catskill  Litigation Trust’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

a)  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Catskill  Litigation Trust’s ability to record, process, summarize and report financial information; and

b)  any fraud, whether or not material, that involves management or other employees who have a significant role in Catskill  Litigation Trust’s internal control over financial reporting.

Date: November 19, 2007	/s/ Joseph E. Bernstein
	Name:	Joseph E. Bernstein
	Title:	Acting Chief Executive Officer